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                                                                    EXHIBIT 10.7
                       AMENDMENT TO EMPLOYMENT AGREEMENT


     This Amendment is entered into as of the 31st day of December, 1998, by and between NCRIC, Inc. and R. Ray Pate, Jr. ("Pate").

Recitals:

     A. As of October 1, 1997, National Capital Reciprocal Insurance Company ("NCRIC"), National Capital Underwriters, Inc. ("NCUI") and Pate entered into an Employment Agreement (the "Employment Agreement");

     B. NCRIC, Inc. has succeeded to the assets and liabilities of NCRIC, pursuant to the District of Columbia Reciprocal Insurance Company Conversion Act of 1998 ("RICC Act");

     C.   NCUI has been merged into NCRIC, Inc.; and

     D. In connection with the reorganization of NCRIC, pursuant to the RICC Act, the District of Columbia Commissioner of Insurance and Securities required this amendment to the Employment Agreement.

     NOW, THEREFORE, it is mutually agreed as follows:

     1. Section 6.b.(iii) of the Employment Agreement is hereby amended by inserting after the word "occurs" in the first sentence the phrase "on or after December 31, 2000."

     2. Except as herein amended, all the terms and conditions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

                         NCRIC, INC.


                         By:  /s/ Nelson P. Trujillo, M.D.
                             ---------------------------------------


                         R. RAY PATE, JR.


                              /s/ R. Ray Pate, Jr.
                            -----------------------------------------